SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]

--------------------
BOND/GLOBAL
--------------------
Scudder Global Bond Fund


Annual Report
October 31, 2000




The fund seeks to provide total return with an emphasis on current income. Capital appreciation is a secondary objective.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      17   Glossary of Investment Terms

                      19   Investment Portfolio

                      23   Financial Statements

                      25   Financial Highlights

                      27   Notes to Financial Statements

                      37   Report of Independent Accountants

                      38   Shareholder Meeting Results

                      39   Officers and Directors

                      40   Investment Products and Services

                      42   Account Management Resources

Scudder Global Bond Fund
--------------------------------------------------------------------------------
Class AARP                 ticker symbol SGBDX                  fund number 161
Class S                    ticker symbol SSTGX                  fund number 061
--------------------------------------------------------------------------------

Date of            o    Scudder Global Bond Fund -- Class S provided a total
Inception:              return of -0.84%, outperforming the -5.08% return
3/1/91                  over the same period of the Salomon Brothers World
                        Government Bond Index.

Total Net          o    The strength of the dollar versus the euro and the yen
Assets as               was a major contributor to volatility in global bond
of 10/31/00 --          markets during the period.

Class AARP:        o    The fund's U.S. exposure contributed to performance, as
$997                    the United States has had the best bond returns of any
                        country in the Salomon Index, due in part to increases
Class S:                in worker productivity, and to the dwindling supply of
$143,368,241            U.S. government debt.

Letter from the Fund's President
--------------------------------------------------------------------------------

   Dear Shareholders,

   Over the past year, nearly all sectors of the global interest rates markets have experienced low price volatility, thanks in part to the benign inflation environment around the globe. However, while almost all countries had positive bond returns for the year, the currency of every country, with the exception of Canada, lost more value relative to the U.S. dollar than the bonds gained. Also, while most emerging markets showed positive performance over the past year, that situation began to deteriorate recently amid investor anticipation of a global economic slowdown. In this environment, Scudder Global Bond Fund -- Class S provided a total return of -0.84%, outperforming the -5.08% return of the Salomon Brothers World Government Bond Index.

   As portfolio managers Jan Faller and Jeremy Ragus discuss in the interview that begins on page 8, the fund has benefited from currency hedging and country selection. The fund consistently hedged a substantial portion of its euro and yen exposure, protecting it from the decrease in value of those currencies. At the same time, the fund had little or no exposure to the Australian dollar, which fell substantially relative to the U.S. dollar over the past year. The fund's exposure to emerging markets also contributed to performance, as several of these markets benefited from moderate global inflation, stronger economic fundamentals and, in several cases, higher oil prices.

   At this time, the fund is maintaining a conservative strategy as the U.S. economy appears to be headed for slower growth. Should the slowdown be a "soft landing" in which we return to growth levels that are close to longer-term trends without developing into a recession, this would generally create a more favorable environment for corporate bond issuers, who would find it easier to meet coupon payments. In any event, Scudder Global Bond Fund will continue to rely on rigorous fundamental and quantitative research, combined with disciplined risk management, to look for opportunities that may develop in global markets.

   Thank you for your continued investment in Scudder Global Bond Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

   Sincerely,

   /s/Linda C. Coughlin

   Linda C. Coughlin
   President
   Scudder Global Bond Fund

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                         Salomon Brothers
                                                         Currency-Hedged
                                     Salomon Brothers    World Government
                 Scudder Global      World Government      Bond Index
              Bond Fund -- Class S      Bond Index*        (1-3 years)**
              --------------------      -----------        -------------

3/91***             10000                 10000                 10000
'91                 10665                 10572                 10075
'92                 11500                 12040                 10896
'93                 12321                 13484                 11072
'94                 12290                 13972                 12058
'95                 12958                 16098                 12748
'96                 13472                 16962                 13625
'97                 13560                 17405                     0
'98                 14769                 19588                     0
'99                 14623                 19107                     0
'00                 14500                 18138                     0


                         Yearly periods ended October 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                               Growth of                              Average
Period ended 10/31/2000         $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder Global Bond Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $   9,916                -.84%           -.84%
--------------------------------------------------------------------------------
5 year                         $  11,190               11.90%           2.27%
--------------------------------------------------------------------------------
Life of Fund**                 $  14,500               45.00%           3.92%
--------------------------------------------------------------------------------

Salomon Brothers World Government Bond Index*
--------------------------------------------------------------------------------
1 year                         $   9,492               -5.08%          -5.08%
--------------------------------------------------------------------------------
5 year                         $  11,268               12.68%           2.41%
--------------------------------------------------------------------------------
Life of Fund**                 $  18,138               81.38%           6.34%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA LEFT SIDE OF CHART:

               Yearly periods ended October 31

                                            Salomon Brothers
           Scudder Global                   World Government
         Bond Fund -- Class S                 Bond Index*
         --------------------                 -----------
1991***          6.65              1991***       5.56
1992             7.83              1992          7.56
1993             7.14              1993          6.08
1994            -0.35              1994          1.87
1995             5.43              1995          9.68
1996             0.0               1996          0.0
1997             0.0               1997          0.0
1998             0.0               1998          0.0
1999             0.0               1999          0.0
2000             0.0               2000          0.0

BAR CHART DATA RIGHT SIDE OF CHART:

                                                     Salomon Brothers
                                                     Currency-Hedged
                                                     World Government
              Scudder Global                           Bond Index
            Bond Fund -- Class S                      (1-3 years)**
            --------------------                      -------------

1991***              0                  1991***            0
1992                 0                  1992               0
1993                 0                  1993               0
1994                 0                  1994               0
1995                 0                  1995               0
1996                 3.97               1996               5.36
1997                 0.66               1997               2.62
1998                 8.91               1998              12.54
1999                -0.99               1999              -2.46
2000                -0.84               2000              -5.08


              1991***  1992  1993   1994   1995  | 1996   1997  1998   1999   2000
-------------------------------------------------|-----------------------------------
                                                 |
Fund Total                                       |
Return (%)        6.65  7.83  7.14   -.25   5.43 |  3.97    .66  8.91   -.99   -.84
-------------------------------------------------|-----------------------------------
Index Total                                      |
Return (%)        5.56  7.56  6.08   1.87   9.68 |  5.36   2.62 12.54  -2.46  -5.08
-------------------------------------------------|-----------------------------------
Net Asset Value                                  |
($)              12.01 11.84 11.68  10.78  10.53 | 10.25   9.71  9.92   9.34   8.83
-------------------------------------------------|-----------------------------------
Dividends ($)      .76  1.08   .95    .87    .80 |   .67    .59   .62    .49    .44
-------------------------------------------------|-----------------------------------
Capital Gains                                    |
Distributions ($)   --    --   .02     --     -- |    --     --    --     --     --
-------------------------------------------------|-----------------------------------

* The unmanaged Salomon Brothers World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends and, unlike
     Fund returns, do not reflect any fees or expenses.

**   On December 27, 1995, the Fund adopted its current name and objectives.
     Prior to that date, the Fund was known as the Scudder Short Term Global
     Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is 10.27%. Prior to December 27, 1995, the Salomon
     Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index.

*** The Fund commenced operations on March 1, 1991. On September 22, 2000, existing shares of the Fund were redesignated as Class S shares.

On October 2, 2000, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the Fund for the one year, five year and life of Fund periods would have been lower.



                                       7

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 2000

--------------------------------------------------------------------------------
Geographical Exposure
--------------------------------------------------------------------------------
                                            The fund's U.S. exposure contributed
                                to performance, as the United States has had the
                                 best bond returns of any country in the Salomon
                                   Index, due in part to the dwindling supply of
                                                           U.S. government debt.
U.S.                      41.0%
Germany                   10.9%
France                     9.8%
U.K.                       5.6%
Norway                     5.2%
Italy                      5.0%
Canada                     4.2%
Denmark                    3.8%
El Salvador                3.5%
Belgium                    2.9%
Supra-National             2.1%
Japan                      1.9%
Brazil                     1.2%
Other                      2.9%
----------------------------------
                         100.0%
----------------------------------



--------------------------------------------------------------------------------
Interest Rate Exposure
--------------------------------------------------------------------------------
                                   Over the past year, nearly all sectors of the
                                  global interest rates markets have experienced
                                     low price volatility, thanks in part to the
                                   benign inflation environment around the globe.
Euro                      38.3%
U.S.                      37.5%
Japan                     12.7%
U.K.                       6.3%
Norway                     5.2%
----------------------------------
                         100.0%
----------------------------------



--------------------------------------------------------------------------------
Currency Exposure (a)
--------------------------------------------------------------------------------
                                  The strength of the dollar versus the euro and
                                the yen was a major contributor to volatility in
                                          global bond markets during the period.
U.S.                      71.4%
Euro                      11.5%
Japan                      8.8%
Norway                     5.2%
U.K.                       2.1%
Other                      1.0%
----------------------------------
                         100.0%
----------------------------------






(a) Currency exposure after taking into account the effects of foreign currency options, futures and forward contracts.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                                       8

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 2000

In the following interview, lead portfolio manager Jan Faller and portfolio manager Jeremy Ragus discuss Scudder Global Bond Fund's strategy and the market environment for the 12-month period ended October 31, 2000.

Q: How did the fund perform over the 12 months ended October 31, 2000?

A: The fund's Class S shares returned -0.84%, outperforming the Salomon Brothers
World Government Bond Index (the Salomon Index), which had a -5.08% return over the same period. The negative return of the index is attributable entirely to weakening currencies. While every country in the index had positive bond returns for the year, the currency of every country, with the exception of Canada, lost more value relative to the U.S. dollar than the bonds gained. The two weakest currencies were the euro, which dropped by approximately 20% over the past year, and the Australian dollar, which fell by over 23%. The weak euro has a very significant impact on the index performance as euro-bloc issues represent over 30% of the index, while Australia's much lower weighting makes its influence on overall return correspondingly much lower. The Japanese yen's decline was relatively less severe, at 4.5%, but because the yen constitutes over 25% of the index, the fall in the yen also hurt the performance of the index.

Q: How would you characterize market conditions during this period?

A: The past year has been characterized by low price volatility in nearly all sectors of the interest rate markets. While dollar bloc countries such as the United States and Canada have provided the best returns over the period, all countries had positive returns. The one laggard was Japan, whose very low interest rates and continued borrowing to pay for fiscal spending held back the performance of Japanese government bonds.

Much of the positive performance and low volatility of bonds is attributable to the benign inflation environment around the globe. Meanwhile, although emerging markets


                                       9

also exhibited low volatility and positive performance over the past year, that situation has begun to deteriorate over the past couple of months as investors begin to anticipate the beginnings of a global economic slowdown. The other sector beginning to show more volatility is the U.S. credit market, where high-yield credit spreads, or the difference in yield between high-yield bonds and comparable maturity Treasury securities, have increased dramatically, while investment-grade credit spreads also are increasing.

Q: What were some of the key factors affecting the fund's performance?

A: The dominant driver of the fund's performance was the currency hedging used over the past year. The fund consistently hedged a substantial portion of its euro and yen exposure, protecting it from the decrease in value of those currencies. Further, the fund had little or no exposure to the Australian dollar, which fell substantially relative to the U.S. dollar over the past year.

Another significant factor driving the fund's performance was its exposure to emerging markets. The J.P. Morgan EMBI+ Index, an unmanaged index of emerging market bond performance, was up over 20% in the past year, and the fund has consistently had a small amount of exposure to a number of the countries in this index, including Mexico, Venezuela, Brazil, and Panama.

Other than emerging market securities, the fund held no below-investment-grade securities over the past year and only a moderate amount of high-quality investment-grade bonds. The fund predominantly held developed-country government bonds, such as U.S. Treasuries, German bunds, and British gilts. Prices of high-yield securities have declined as this market has sold off markedly, while investment-grade spreads have also widened, so the fund benefited from this cautious credit posture.

                                       10

Q: How has renewed global growth, along with rising commodity prices, especially oil, affected your strategy?

A: Typically, growth is the first warning signal that it's time to start reducing exposure to potential changes in interest rates, because growth is seen as a harbinger of inflation. This is not good for bond prices because as inflation expectations increase, interest rates demanded by bond investors also increase, resulting in lower bond prices. Furthermore, rising prices for oil and other energy products have a history of leading to higher inflation. For this reason, we have become cautious about the potential for a pickup in inflation, although we do not want to simply assume that history is going to repeat itself.

In fact, the United States has enjoyed several years of above-average growth without significant inflation. And, while the United States has enjoyed such strong economic growth, it also has had the best bond returns of any country in the Salomon Index. This is due in part to remarkable increases in worker productivity, and in part to a dwindling supply of U.S. government debt as the budget continues to operate at a surplus.

Similarly in Europe, economic growth has begun to pick up and oil prices have increased even more than in the United States due to the fall in the value of the euro. Yet there is no significant evidence of price pressure, and European countries also are benefiting from budget surpluses which reduce the supply of outstanding government debt. Thus, we are carefully watching the mitigating factors which have so far prevented the traditional "growth leads to inflation" scenario from playing out. It currently appears that growth will moderate both in the United States and Europe before inflation has a chance to take hold, which would be positive for those bond markets.



                                       11

Q: What effect has the continued weakness of the euro had on European bonds?

A: The weak euro has caused a number of market participants to be more cautious about holding European bonds than they might be otherwise. This has certainly contributed to the underperformance of the European bond markets relative to the dollar bloc. Aside from direct currency risk, the weakening euro has caused a number of market participants to be concerned about increasing inflation in the euro-bloc. This concern reduces demand for euro-denominated bonds.

One benefit worth noting is that short-term interest rates in the U.S. are 1.75% higher than they are in Europe. This interest rate differential means that a hedge on euro-denominated bonds increases the yield on a hedged euro bond by 1.75%. This results from the hedge transaction, where the investor is selling the euro, which yields 4.75%, and buying the dollar, which yields 6.5%. Thus, a hedged-dollar investor does not incur a hedging expense but rather gets a hedging benefit, and incurs no currency risk. So, while the weak currency has certainly not helped the European bond market, the ability of the dollar investor to hedge has limited the harm from the weak euro.

Q: What percentage of the portfolio consists of emerging market bonds, and what impact have they had on the fund?

A: As noted earlier, the fund has consistently held a small amount of emerging market securities. On average, the range has been approximately 3% to 7% over the past year. The exposure has been beneficial as emerging market countries generally have performed quite well. In particular, the increase in oil prices helped the debt of Venezuela and other oil-producing countries. Strong global growth also helped emerging market debt to perform positively. In an effort to be defensive, we have attempted to remain out of countries that are experiencing political turmoil such as Peru and the Philippines. Furthermore,


                                       12

we have been avoiding most Asian countries due to the lack of economic growth in that region of the globe.

Q: How significant was the fund's U.S. exposure?

A: The fund had substantial exposure to the U.S. interest rate market and to the U.S. dollar over the entire period. The United States represents over 25% of the Salomon Index; it and Japan are the two largest countries in the index. U.S.
holdings are very high quality, consisting of Treasuries, mortgage-backed securities, and a small percentage of investment-grade corporate bonds. As far as currency, the fund consistently held more U.S. dollars than the index, so its currency exposure benefited performance relative to the Salomon Index.

Q: Can you discuss some investments that did not fare well?

A: While the fund consistently held less euros than the benchmark, it did have some exposure to the euro over the past year. As we have already noted, the euro fell substantially relative to the dollar, so any euro exposure hurt performance. We did not want to fully hedge our euro exposure due to the conflicting fundamentals and technicals of the euro. Fundamentally, we believe the euro is undervalued, and has been driven lower primarily due to technical selling (selling that attempts to take advantage of short-term price movements rather than long-term investment considerations) and capital flows from the euro-bloc to the United States. We believe that the euro could turn and strengthen relative to the dollar in the short term if economic fundamentals begin to have more influence over the currency, though it is possible that technical factors could continue to dominate for some time, which would push the euro lower. With such a mixed outlook, we currently believe it would be imprudent and risky to have no exposure to the euro.

Other investments that have not fared well are those holdings with higher credit spreads relative to Treasuries. While emerging markets did well, other higher-rated debt


                                       13

securities have lost value relative to government securities. The fund reduced its exposure to spread product over the past year; however, the benchmark contains only government securities so the spread widening which has occurred on those bonds has hurt the performance of the fund relative to the benchmark.
Other than its emerging markets allocation, the fund currently holds only very high quality investment-grade securities. We anticipate that we will maintain those holdings as they offer a yield advantage relative to government bonds and should not widen much further due to their high credit quality.

Q: You have been managing the fund for a little over a year. What changes or enhancements have you made to the investment process?

A: We have focused on two particular aspects relating to the fund. First, we have sought to enhance the process for forecasting potential returns from countries. Second, we have attempted to improve risk control. The return forecasting process is based on a model which helps us determine which of the major interest-rate blocs may outperform or underperform the index. The output from that model serves as a baseline which we combine with fundamental research to provide an overall outlook for the relative performance of interest rates in developed market countries.

Enhancements relating to risk control involve measuring risk relative to both the index and the peer group. This helps us understand how much risk we are taking compared to our published benchmark as well as to our competitors (as determined by Lipper, Inc., an independent analyst of investment performance).
Our process allows us to identify sources of risk, such as interest rates, currency, and credit. This risk management, combined with our forecasting process, helps us make investments that we believe offer the best return opportunity -- taking into account the risk associated with the trade. We believe this emphasis on risk management can help keep the fund from

                                       14

underperforming either competitors or the benchmark by too great a degree.

Q: What is your strategy going forward?

A: We are closely watching the behavior of the euro and the U.S. economy and our strategy depends largely on what we observe taking place there. If relative growth rates between the euro-bloc and the United States narrow, and capital flows between the euro-bloc and the United States slow, we believe that the euro could rally relative to the U.S. dollar. Should this scenario unfold, we would consider reducing the fund's euro hedge in an effort to benefit from the strengthening euro.

Our current strategy is very conservative as the U.S. economy appears to be headed for slower growth. Should the slowdown be a "soft landing" in which we return to growth levels that are close to longer-term trends without developing into a recession, this would create a more favorable environment for corporate bond issuers, who would find it easier to meet coupon payments. We would take this opportunity to increase the fund's exposure to quality issuers. Also, this would improve the yield of the fund, enhancing income. If, on the other hand, we experience a "hard landing" in which we experience recessionary conditions, credit spreads in relation to Treasuries could widen, or increase further before improving. In this case, we would maintain the conservative credit strategy for a longer time to avoid holding bonds which have increased risk during slow economic periods.

The opinions expressed are those of the portfolio management team as of October
31, 2000, and may not actually come to pass.


                                       15


Scudder Global Bond Fund:
A Team Approach to Investing

Scudder Global Bond Fund is managed by a team of Scudder Kemper Investments,
Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad.
The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Jan C. Faller joined the Adviser in 1999 and assumed responsibility for the fund's day-to-day management and overall investment strategy in 1999. Mr. Faller began his investment career in 1988.

Portfolio manager Jeremy L. Ragus joined the Adviser in 1990 and the fund team in 1999. Mr. Ragus is the director of Derivatives Trading, responsible for all fixed income, equity, and currency derivatives. Mr. Ragus began his investment career in 1988.



                                       16

Glossary of Investment Terms
--------------------------------------------------------------------------------

                Bond  An interest-bearing security issued by a government or corporation that obligates the issuer to pay the bondholder a specified amount of interest for a state period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

              Coupon The interest rate on a bond the issuer promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year.

       Credit Spread  The difference in yield between non-Treasury bonds, such as corporate bonds or mortgage-backed securities, and Treasury bonds of comparable maturity. If a credit spreads are said to be "narrow," for example, it typically means that the yields of non-government issues have been declining, and their prices rising, compared with Treasury bonds of similar maturity. Such a condition is considered positive for the bond market. In contrast, "widening" spreads are considered to be negative.

Currency Devaluation  A significant decline of a currency's value relative to other currencies, such as the U.S. dollar, typically resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

   Currency Exchange  The price at which one country's currency can be exchanged
                Rate into another currency. When a country's currency rises relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

                                       17

       EMU (European  The integration of European economies involving, among other
     Monetary Union)  changes, a move to a single currency for member nations. To qualify for EMU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

             Hedging A strategy used to offset investment risk. Investment managers frequently hedge their exposure to currency changes by buying or selling futures or options contracts. For example, an investor who wishes to buy British bonds but feels that the value of the pound will fall versus the U.S.
                      dollar may buy futures or options on the pound to offset the projected decline in the currency.

     Monetary Policy  The decision of a central bank to control the level of economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

        Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                     as of October 31, 2000
--------------------------------------------------------------------------------

                                                                  Principal
                                                                   Amount     Value ($)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Short-Term Investments 1.8%
----------------------------------------------------------------------------------------

 U.S. Dollars
 Student Loan Marketing Association, 6.45%*, 11/1/2000
    (Cost $2,468,000) .......................................     2,468,000    2,468,000

----------------------------------------------------------------------------------------
Foreign Denominated Debt Obligations 62.5%
----------------------------------------------------------------------------------------

 British Pounds 6.3%
 General Motors Acceptance Corp., 6.875%, 9/9/2004 ..........     1,700,000    2,479,087
 United Kingdom Treasury Bond, 5.75%, 12/7/2009 .............     1,500,000    2,266,996
 United Kingdom Treasury Bond, 9%, 7/12/2011 ................     2,100,000    3,988,548
                                                                            ------------
                                                                               8,734,631
                                                                            ------------
 Euro 38.3%
 Belgium Kingdom, 8.5%, 10/1/2007 ...........................     4,000,000    3,967,264
 Bonos Y oblig Del Estado, 4.95%, 7/30/2005 .................     5,750,000    4,804,540
 Bundesschatzeisungen, 4%, 12/14/2001 .......................     6,300,000    5,284,969
 Buoni Poliennali Del Tes, 4.75%, 7/1/2005 ..................     8,400,000    6,960,955
 Caisse D'Amort Dette Soc, 3.375%, 7/12/2004 ................     6,150,000    4,889,093
 Depfa Pfandbrief Bank, 4.75%, 7/15/2008 ....................     4,250,000    3,393,077
 Federal Republic of Germany, 6.25%, 1/4/2024 ...............     9,000,000    8,190,308
 Ford Motor Credit Corp., 3.75%, 7/12/2004 ..................       930,000      729,779
 French Treasury Note, 4.5%, 7/12/2003 ......................     8,450,000    7,058,361
 Government of France, 5.5%, 4/25/2010 ......................     2,000,000    1,714,264
 Rheinische Hypo Bank, 4.5%, 8/26/2003 ......................     4,300,000    3,564,444
 Tokyo Electric Power Co., 4.375%, 5/14/2009 ................     3,600,000    2,710,895
                                                                            ------------
                                                                              53,267,949
                                                                            ------------
 Japanese Yen 12.7%
 European Investment Bank, 2.125%, 9/20/2007 ................   300,000,000    2,871,566
 Federal National Mortgage Association, 2.125%,
    10/9/2007 ...............................................   630,000,000    6,012,323
 KFW International Finance, 1.75%, 3/23/2010 ................   325,000,000    2,967,793
 Province of Ontario, 1.875%, 1/25/2010 .....................   642,000,000    5,895,498
                                                                            ------------
                                                                              17,747,180
                                                                            ------------
 Norwegian Kroner 5.2%
 Norwegian Government, 9.5%, 10/31/2002 .....................    65,000,000    7,302,292
                                                                            ------------

----------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $97,209,006)                 87,052,052
----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                               Amount     Value ($)
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
U.S. Denominated Debt Obligations 35.7%
-----------------------------------------------------------------------------------

 Argentine Republic, 11.375%, 1/30/2017 ..................     525,000     441,000
 Argentine Republic, Floating Rate Bond, LIBOR plus .8125%
    (7.625%), 3/31/2005 ..................................     306,000     267,368
 DaimlerChrysler AG, 7.45%, 3/1/2027 .....................   1,825,000   1,711,211
 Federal National Mortgage Association,
    5.125%, 2/13/2004 ....................................   2,593,000   2,488,476
 Federative Republic of Brazil, 11.625%, 4/15/2004 .......     312,000     315,120
 Federative Republic of Brazil, 14.5%, 10/15/2009 ........     395,000     421,663
 Federative Republic of Brazil, "New" Money Bond,
    Floating Rate Bond, LIBOR plus .875%
    (7.688%), 4/15/2009 ..................................     285,000     243,675
 Federative Republic of Brazil C Bond, 8%, 4/15/2014 .....     570,142     426,181
 Federative Republic of Brazil Global Bond,
    10.125%, 5/15/2027 ...................................     379,000     286,145
 Government National Mortgage Association Pass-thru, 7.00%
    with various maturities to 4/15/2029 .................   4,304,225   4,245,042
 IBM Corp., 5.375%, 2/1/2009 .............................   2,300,000   2,038,628
 Midland Bank PLC, 7.625%, 6/15/2006 .....................   1,500,000   1,525,965
 Republic of Panama, 10.75%, 5/15/2020 ...................     285,000     279,300
 Republic of Bulgaria, Collateralized Floating Rate
    Interest Reduction Bond, "A", Step-up Coupon,
    3.00%, 7/28/2012 .....................................     320,000     228,000
 Republic of Bulgaria, Floating Rate Bond,
    LIBOR plus .8125%, 7.75%, 7/28/2011 ..................     845,000     629,525
 Republic of Columbia, 9.75%, 4/23/2009 ..................     575,000     458,563
 Republic of Venezuela, Debt Conversion Bond,
    Floating Rate Bond, Series DL, LIBOR plus .875%
    (7.875%), 12/18/2007 .................................     357,140     298,212
 Republic of Venezuela Global Bond, 9.25%, 9/15/2027 .....      50,000      32,938
 U.S. Treasury Bond, 5.25%, 11/15/2028 ...................   2,400,000   2,179,128
 U.S. Treasury Bond, 7.5%, 11/15/2016 ....................   5,375,000   6,192,161
 U.S. Treasury Bond, 8.5%, 2/15/2020 .....................   1,810,000   2,319,063
 U.S. Treasury Note, 5.625%, 12/31/2002 (b) ..............   6,390,000   6,349,040
 U.S. Treasury Note, 6%, 8/15/2004 .......................   1,485,000   1,491,965
 U.S. Treasury Note, 6%, 8/15/2009 .......................   5,000,000   5,050,000
 U.S. Treasury Note, 6.5%, 8/15/2005 .....................   3,725,000   3,828,034
 U.S. Treasury Note, 6.5%, 10/15/2006 ....................   3,725,000   3,840,810
 U.S. Treasury Note, 7.875%, 8/15/2001 ...................     600,000     606,750
 United Mexican States, 11.5%, 5/15/2026 .................     425,000     500,969


    The accompanying notes are an integral part of the financial statements.

                                                            Principal
                                                              Amount   Value ($)
--------------------------------------------------------------------------------

United Mexican States Global Bond, 9.875%, 2/1/2010 .......   300,000   312,000
United Mexican States Global Bond, 11.375%, 9/15/2016 .....   595,000   673,838

--------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $49,866,469)    49,680,770
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $149,543,475) (a)          139,200,822
--------------------------------------------------------------------------------

*        Annualized yield at purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $150,644,534. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $11,443,712. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $705,805 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,149,517.

(b) At October 31, 2000, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures.

--------------------------------------------------------------------------------

   At October 31, 2000, open futures contracts purchased were as follows:



                                                                      Unrealized
                                           Aggregate                 Appreciation
                   Expiration                 Face                   (Depreciation)
Futures               Date      Contracts  Value ($)     Value ($)       ($)
----------------- ------------  --------- ------------  -----------  ------------
Liffe Gilt        12/27/2000       58      9,507,567     9,551,139       43,572
Japanese 10-Year
  Bond TSE        12/11/2000        2      2,405,622     2,445,259       39,637

   At October 31, 2000, open futures contracts sold were as follows:

                                                                      Unrealized
                                           Aggregate                 Appreciation
                   Expiration                 Face                   (Depreciation)
Futures               Date      Contracts  Value ($)     Value ($)       ($)
----------------- ------------  --------- ------------  -----------  -------------
U.S. 10-Year
 Treasury Note    12/19/2000       197    19,655,834    19,838,516    (182,682)

Total net unrealized depreciation on open futures contracts ......     (99,473)


    Currency Abbreviation
----------------------------------------------------------------------------
    ARA        Argentine Peso            JPY        Japanese Yen
    BRC        Brazilian Cruzeiros       KRW        South Korean Won
    CAD        Canadian Dollar           MXP        Mexican Peso
    CLP        Chilean Peso              NOK        Norwegian Kroner
    CNR        Chinese Renminbi          PHP        Philippine Peso
    COP        Colombian Peso            PLZ        Polish Zloty
    EUR        Euro                      SGD        Singapore Dollar
    GBP        British Pound             SKK        Slovakia Koruna
    GRD        Greek Drachmas            THB        Thai Bahts
    HUF        Hungarian Forint          USD        U.S. Dollar
    ILS        Israeli Shekel            ZAR        South African Rand
    IND        Indonesian Rupiah

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 2000
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $149,543,475) ......................   $ 139,200,822
Cash .........................................................................          18,298
Foreign currency, at value  (cost $84,855) ...................................          81,700
Net receivable for closed forward foreign currency exchange
   contracts .................................................................       1,041,514
Interest receivable ..........................................................       2,840,356
Receivable for Fund shares sold ..............................................          18,246
Net receivable for daily variation margin on open futures contracts ..........          50,818
Unrealized appreciation on forward currency exchange contracts ...............       1,335,334
Duefrom Adviser ..............................................................          28,773
Other assets .................................................................             183
                                                                               ---------------
Total assets .................................................................     144,616,044

Liabilities
----------------------------------------------------------------------------------------------
Dividends payable ............................................................         120,494
Payable for Fund shares redeemed .............................................          72,101
Unrealized depreciation on forward currency exchange contracts ...............         280,750
Accrued Directors' fees and expenses .........................................          58,679
Accrued management fee .......................................................         110,665
Other accrued expenses and payables ..........................................         604,117
                                                                               ---------------
Total liabilities ............................................................       1,246,806
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 143,369,238
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income .................      (3,181,513)
Net unrealized appreciation (depreciation) on:
  Investment securities ......................................................     (10,342,653)
  Futures ....................................................................         (99,473)
  Foreign currency related transactions ......................................         945,071
Accumulated net realized gain (loss) .........................................     (82,262,483)
Paid-in capital ..............................................................     238,310,289
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 143,369,238
----------------------------------------------------------------------------------------------

Net Asset Value
Class AARP
Net Asset Value, offering and redemption price per share ($997 / 113 shares of capital stock outstanding, $.01 par value, 100,000,000 shares
   authorized) ...............................................................   $        8.82
Class S
Net Asset Value, offering and redemption price per share ($143,368,241 /
   16,238,223 shares of capital stock outstanding, $.01 par value, 300,000,000
   shares authorized) ........................................................   $        8.83

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 2000
------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------
Income:
Interest .......................................................   $ 4,855,767
                                                               ---------------
Expenses:
Management fee .................................................       606,970
Services to shareholders .......................................       191,945
Custodian and accounting fees ..................................       141,158
Auditing .......................................................        51,388
Legal ..........................................................         6,515
Directors' fees and expenses ...................................        84,268
Reports to shareholders ........................................        22,895
Registration fees ..............................................        29,459
Reorganization .................................................        16,603
Administrative fee .............................................        55,140
                                                               ---------------
Total expenses, before expense reductions ......................     1,206,341
Expense reductions .............................................      (236,499)
                                                               ---------------
Total expenses, after expense reductions .......................       969,842
Net investment income ..........................................     3,885,925

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    (5,824,619)
Futures ........................................................       364,318
Written options ................................................       466,919
Foreign currency related transactions ..........................     1,712,374
                                                               ---------------
                                                                    (3,281,008)
                                                               ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (1,928,401)
Futures ........................................................       (66,939)
Written options ................................................       202,340
Foreign currency related transactions ..........................       515,263
                                                               ---------------
                                                                    (1,277,737)
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (4,558,745)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  (672,820)
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------------------------

                                                          Years Ended October 31,
Increase (Decrease) in Net Assets                       2000             1999
-------------------------------------------------------------------------------------
Operations:
Net investment income ..........................   $   3,885,925    $   4,917,726
Net realized gain (loss) on investment
   transactions ................................      (3,281,008)      (1,150,008)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ...      (1,277,737)      (4,713,075)
                                                 ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations .............................        (672,820)        (945,357)
                                                 ---------------  ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP ...................................              (1)              --
                                                 ---------------  ---------------
  Class S ......................................      (1,153,704)      (3,413,831)
                                                 ---------------  ---------------
Tax return of capital:
  Class AARP ...................................              (2)              --
                                                 ---------------  ---------------
  Class S ......................................      (2,741,877)      (1,499,196)
                                                 ---------------  ---------------
Fund share transactions:
Proceeds from shares sold ......................      19,776,242       14,334,815
Net assets acquired in tax-free reorganization .      81,108,097               --
Net asset value of shares issued to shareholders
   in reinvestment of distributions ............       2,898,325        3,565,063
Cost of shares redeemed ........................     (40,808,765)     (34,802,146)
                                                 ---------------  ---------------
Net increase (decrease) in net assets from Fund
   share transactions ..........................      62,973,899      (16,902,268)
                                                 ---------------  ---------------
Increase (decrease) in net assets ..............      58,405,495      (22,760,652)
Net assets at beginning of period ..............      84,963,743      107,724,395
Net assets at end of period (including
   accumulated distributions in excess of
   net investment income of $3,181,513 and
   $952,212, respectively) .....................   $ 143,369,238    $  84,963,743

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------
                                                                      2000(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.86
                                                                      ----------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                                  .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (.04)
                                                                      ----------
--------------------------------------------------------------------------------
  Total from investment operations (.01) Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                                 (.01)
--------------------------------------------------------------------------------
  Tax return of capital                                                 (.02)
                                                                      ----------
--------------------------------------------------------------------------------
  Total distributions                                                   (.03)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $ 8.82
                                                                      ----------
--------------------------------------------------------------------------------
Total Return (%)                                                        (.11)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  .001
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                   1.13*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                      4.23*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               95
--------------------------------------------------------------------------------


(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
Class S (a)

------------------------------------------------------------------------------------
Years Ended October 31,                   2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 9.34   $ 9.92   $ 9.71   $10.25  $10.53
                                        --------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment
operations:
------------------------------------------------------------------------------------
  Net investment income                    .44      .49      .62      .59     .67
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      (.51)    (.58)      .21    (.54)   (.28)
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations       (.07)    (.09)      .83      .05     .39
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                  (.13)    (.33)    (.60)    (.14)   (.42)
------------------------------------------------------------------------------------
  Tax return of capital                  (.31)    (.16)    (.02)    (.45)   (.25)
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total distributions                    (.44)    (.49)    (.62)    (.59)   (.67)
------------------------------------------------------------------------------------
Net asset value, end of period          $ 8.83   $ 9.34   $ 9.92   $ 9.71  $10.25
                                        --------------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (b)                     (.84)    (.99)     8.91      .66    3.97
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     143       85      108      135     217
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          1.49(c)    1.41     1.48     1.39    1.28
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          1.20(c)    1.16     1.00     1.00    1.00
------------------------------------------------------------------------------------
Ratio of net investment income (%)        4.81     5.04     6.43     6.00    6.67
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 95      149      218      257     336
------------------------------------------------------------------------------------

(a) On September 22, 2000, existing shares of the Fund were redesignated as Class S.

(b) Total returns would have been lower had certain expenses not been reduced.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.40% and 1.14%, respectively (see Notes to Financial Statements). On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Financial information prior to December 27, 1995 should not be considered representative of the present Fund.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

On September 22, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, all of the net assets acquired from the merger with Scudder International Bond Fund (see Note G) were designated as Class S shares. Effective October 2, 2000, the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements. Effective October 2, 2000 there are no class-specific expenses.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment transactions.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets.

The liability representing the Fund's obligation under an exchange-traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio and as a temporary substitute for purchasing selected investments and the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $82,298,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2001 ($64,329,000), October 31, 2002 ($6,779,000), October 31, 2003 ($5,010,000),
October 31, 2004 ($737,000), October 31, 2005 ($494,000), October 31, 2006
($2,311,000), October 31, 2007 ($1,557,000) and October 31, 2008 ($1,081,000),
the respective expiration dates, whichever occurs first.

A portion of the losses attributable to Scudder Global Bond Fund incurred prior to its merger with Scudder International Bond Fund may be limited in their usability.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in options, futures, forward foreign currency exchange contracts and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $61,956,311 and $86,769,352, respectively. Purchases and sales of U.S. Government obligations aggregated $28,863,047 and $19,189,369, respectively. Transactions in written options for the year ended October 31, 2000 are summarized as follows:

                           Over-the-Counter Options on Currencies
                                        (000 omitted)
                           ---------------------------------------
                               EUR         GBP         JPY            Premiums
                           -----------------------------------  ----------------
Beginning of Period ...           --          --     272,500         $  35,425
Written ...............       22,818       3,937     411,030           432,192
Closed ................           --          --   (272,500)          (35,425)
Expired ...............     (22,818)     (3,937)   (411,030)         (432,192)
End of Period .........           --          --          --         $      --

C. Related Parties

As described in Note F, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of the reorganization, the Fund entered into an Administrative Agreement. This agreement was effective September 25, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.75% of the first $1,000,000,000 of average daily net assets and 0.70% of such assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

The Adviser agreed not to impose all or a portion of its management fee until February 28, 2001 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. For the year ended October 31, 2000, the Adviser did not impose a portion of its management fee aggregating $207,726 and the amount imposed aggregated $399,244. This was equivalent to an annual effective rate of 0.49% of the Fund's average daily net assets.

Administrative Fee. Effective September 25, 2000, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.375% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period September 25, 2000 through October 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $55,140, all of which is unpaid at October 31, 2000.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to September 25, 2000, the amount charged to the Fund by SSC aggregated $194,251, of which $50,971 is unpaid at October 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to September 25, 2000, the amount charged to the Fund by STC aggregated $14,525, of which $6,205 is unpaid at October 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to September 25, 2000, the amount charged to the Fund by SFAC aggregated $66,107, of which $16,741 is unpaid at October 31, 2000. Effective September 25, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Directors' Fees and Expenses. The Fund pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 2000, Directors' fees and expenses aggregated $26,723. In addition, a one-time fee of $57,545 was accrued by Class S prior to October 2, 2000 for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $28,773 of such costs.

Other Related Parties. Effective October 2, 2000, Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the

AARP classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Commitments

As of October 31, 2000, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $1,054,584.
                                                                  Net Unrealized
                                                    Settlement     Appreciation
  Contracts to Deliver       In Exchange For           Date       (Depreciation)
--------------------------------------------------------------------------------
EUR       4,432,938       USD         3,868,314      11/4/2000   $      103,184
USD          79,430       PLZ           364,562      11/6/2000          (1,084)
EUR          36,597       USD            32,231      11/7/2000            1,147
EUR       8,370,770       USD         7,305,757      11/7/2000          196,015
EUR      14,005,073       USD        12,200,660      11/7/2000          305,402
EUR      22,817,583       USD        19,854,720      11/7/2000          474,527
USD       5,258,535       EUR         5,970,722      11/7/2000        (187,281)
USD          63,920       INR       564,929,202     11/10/2000          (3,644)
USD          54,490       THB         2,313,627     11/10/2000          (1,803)
USD         217,509       HUF        65,774,852     11/13/2000          (5,828)
USD          55,439       SGD            96,608     11/13/2000            (398)
GBP          89,045       USD           134,205     11/15/2000            5,122
JPY     259,462,900       USD         2,494,164     11/15/2000          109,353
JPY     787,613,117       USD         7,376,727     11/15/2000          137,509
USD         582,442       JPY        62,146,580     11/15/2000         (11,232)
USD       2,431,705       JPY       256,462,900     11/15/2000         (46,894)
USD       1,280,316       JPY       138,530,218     11/15/2000          (7,038)
GBP       3,937,033       USD         5,692,359     11/15/2000         (14,940)
USD          15,230       MXP           146,360     11/16/2000                7
USD          34,294       CNR           284,139     11/16/2000             (13)
USD          80,800       MXP           770,428     11/16/2000            (595)
USD          32,160       COP        70,301,760     11/20/2000              670
USD          15,600       COP        33,883,200     11/20/2000              223
USD          47,415       CLP        27,173,537     11/24/2000               95
USD         110,018       ARA           110,418     11/27/2000              160
USD          48,324       BRC            93,604     11/27/2000              726
USD          15,230       BRC            29,196     11/27/2000               69
USD         106,250       TRL    73,950,000,000     11/30/2000              312
USD          56,515       ZAR           434,968     11/30/2000              813
                                                                    $ 1,054,584

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. In addition, after December 29, 2000, Class S shares of the Fund will generally not be available to new investors.

G. Acquisition of Assets

On September 22, 2000, the Fund acquired all the net assets of Scudder International Bond Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 9,154,575 Class S shares of the Fund for 9,160,779 shares of Scudder International Bond Fund outstanding on September 22, 2000. Scudder International Bond Fund's net assets at that date ($81,108,097), including $6,632,293 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $66,437,392. The combined net assets of the Fund immediately following the acquisition were $147,545,489.

H. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                               Year Ended                          Year Ended
                            October 31, 2000                    October 31, 1999
                ---------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* ...            113      $        1,000               --   $           --
Class S** .....      2,225,928          19,775,242        1,462,774       14,334,815
                                    $   19,776,242                    $   14,334,815
Shares issued in a tax-free reorganization
-------------------------------------------------------------------------------------
Class S** .....      9,154,575      $   81,108,097               --   $           --

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* ...           0***      $            3               --   $           --
Class S** .....        323,475           2,898,322          368,311        3,565,106
                                    $    2,898,325                    $    3,565,106
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* ...             --      $           --               --   $           --
Class S** .....    (4,559,106)        (40,808,765)      (3,595,274)     (34,802,146)
                                    $ (40,808,765)                    $ (34,802,146)
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* ...            113      $        1,003               --   $           --
Class S** .....      7,144,872          62,975,988      (1,764,189)     (16,902,268)
                                    $   62,976,991                    $ (16,902,268)

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

** On September 22, 2000, existing shares of the Fund were redesignated as Class S shares.

***      Fractional shares.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder Global/International Fund, Inc. and to the Shareholders of Scudder Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Bond Fund (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 18, 2000

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Global Bond Fund (the "fund"), a series of Global/International Fund, Inc., was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Directors of the Global/International Fund, Inc.

                                                         Number of Votes:
   Director                                         For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          4,039,960            149,776
   Linda C. Coughlin                             4,042,304            147,432
   Dawn-Marie Driscoll                           4,046,209            143,527
   Edgar R. Fiedler                              4,040,920            148,816
   Keith R. Fox                                  4,046,461            143,275
   Joan E. Spero                                 4,041,784            147,952
   Jean Gleason Stromberg                        4,042,379            147,357
   Jean C. Tempel                                4,036,205            153,531
   Steven Zaleznick                              4,032,465            157,271
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending October 31, 2000.

                                    Number of Votes:

         For                Against              Abstain              Broker
                                                                    Non-Votes*
--------------------------------------------------------------------------------
      4,049,577              37,368              102,791                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors

 Linda C. Coughlin*                            Susah E. Dahl*
   o  President and Director                     o  Vice President

 Henry P. Becton, Jr.                          William F. Glavin*
   o  Director; President,                       o  Vice President
      WGBH Educational Foundation
                                               William E. Holzer*
 Dawn-Marie Driscoll                             o  Vice President
   o  Director; President,
      Driscoll Associates;                     James E. Masur*
      Executive Fellow, Center for               o  Vice President
      Business Ethics, Bentley College
                                               Gerald J. Moran*
 Edgar R. Fiedler                                o  Vice President
   o  Director; Senior Fellow and
      Economic Counsellor, The                 M. Isabel Saltzman*
      Conference Board, Inc.                     o  Vice President

 Keith R. Fox                                  Howard S. Schneider*
   o  Director; General Partner,                 o  Vice President
      The Exeter Group of Funds
                                               John Millette*
 Joan E. Spero                                   o  Vice President and Secretary
   o  Director; President, The
      Doris Duke Charitable Foundation         Kathryn L. Quirk*
                                                 o  Vice President and Assistant Secretary
 Jean Gleason Stromberg
   o  Director; Consultant                     John R. Hebble*
                                                 o  Treasurer
 Jean C. Tempel
   o  Director; Managing Director,             Brenda Lyons*
      First Light Capital, LLC                   o  Assistant Treasurer

 Steven Zaleznick                              Caroline Pearson*
   o Director; President and                     o  Assistant Secretary
     Chief Executive Officer,
     AARP Services, Inc.
                                               *Scudder Kemper Investments, Inc.
 Thomas V. Bruns*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund


                                       40

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]


AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com